Exhibit 10.2

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (I) A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR (II) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

SFX ENTERTAINMENT, INC.

Warrant No. 10-2013

Number of Shares: 100,000

1.                                      Issuance.  This Warrant is issued to Jan Lok by SFX Entertainment, Inc., a Delaware corporation (hereinafter with its successors called the “Company”).  This Warrant is issued pursuant to that certain Option Agreement by and between Amazing Holding BV (an Entity that is majority-owned by Jan Lok) and SFXE Netherlands Holdings B.V. (an affiliate of the Company) dated as of December 16, 2013 (the “Option Agreement”), and constitutes the “Warrants” defined therein.  Certain capitalized terms used herein are defined in Section 6 hereof.

2.                                      Warrant Price; Number of Shares; Exercise of Warrant.  Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the “Holder”), commencing on the Option Exercise Date, is entitled upon surrender of this Warrant with the Exercise Notice (as defined below) and payment of the Warrant Price (as defined below), at the office of the Company at 430 Park Avenue, New York, NY 10022, or such other office as the Company shall notify the Holder of in writing (“Principal Office”), to purchase from the Company at a price per share (the “Warrant Price”) of $10.00 per share, one hundred thousand (100,000) fully paid and non-assessable shares of the Company’s common stock (the “Common Stock”), par value $0.001 per share, of the Company (the “Shares”).  Until such time as this Warrant is exercised in full or expires, the Warrant Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.  This Warrant shall not be exercisable prior to the Option Exercise Date.  If the Option Exercise is not consummated prior to or on the Target Date, this Warrant shall expire and shall be of no further force and effect; provided, however, that if SFXE Netherlands Holdings B.V. and Amazing Holding BV agree to modify the Target Date, then the foregoing date of expiration of this Warrant shall be correspondingly modified.  If the Option Exercise is consummated prior to or on the Target Date, this Warrant will thereafter be exercisable and will be void after 5:00 p.m., Eastern Time on the fifth (5th) anniversary of the Option Exercise Date (the “Expiration Date”).  If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein.

3.                                      Payment of Warrant Price.  The Warrant Price may be paid (i) in cash, by wire transfer or by certified check acceptable to the Company, (ii) by cashless exercise pursuant to Section 3(a) below, or (iii) by any combination of the foregoing.

(a)                                 Cashless Exercise.  Notwithstanding any provisions herein to the contrary, if the Fair Market Value (as defined below) of one Share is greater than the Warrant Price (at the date of calculation as set forth below), to the extent the Holder does not elect to pay cash upon the deemed exercise of this Warrant, the Holder shall be deemed to have elected to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

X =	Y (A-B)
A

Where,

X=                                the number of Shares to be issued to the Holder;

Y=                                the number of Shares deemed purchased under the Warrant for which the Holder is not paying cash;

A=                                the Fair Market Value of one Share; and

B=                                the Warrant Price.

For purposes of this Section 3(a), the “Fair Market Value” of a Share is defined as follows:

(i)             if the Company’s Common Stock is traded on a securities exchange, the value shall be deemed to be the closing price on such exchange prior to the Exercise Notice being submitted in connection with the exercise of the Warrant; or

(ii)          if the Company’s Common Stock is actively traded over-the-counter, the value shall be deemed to be the closing bid prior to the Exercise Notice being submitted in connection with the exercise of the Warrant; if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Company’s Board of Directors.

4.                                      Exercise Notice. If the Holder wishes to exercise this Warrant, in whole or in part, the Holder must deliver to the Company, at its Principal Office, written notice of the exercise of the Warrant in the form set forth as Exhibit A hereto (“Exercise Notice”).

5.                                      Issuance Date.  The Holder shall be deemed to have become the holder of record of the Shares issuable upon the exercise hereof at the close of business on the date this Warrant is exercised with respect to such Shares, whether or not the transfer books of the Company shall be closed.

6.                                      Definitions.  The following terms have the respective meanings set forth below:

“Board” means, with respect to an Entity, the board of directors, board of managers, or similar governing body of such Entity.

“Director” means, with respect to the Board of an Entity, a director or analogous member of such Board.

“Entity” means a Person that is not an individual.

“Governmental Authority” means any of the following: (a) the United States of America, the Netherlands, Belgium, or any other country; (b) any state, commonwealth, province, territory, or possession of any of the foregoing and any political subdivision thereof (including counties and municipalities); and (c) any agency, authority, or instrumentality of any of the foregoing, including any court, tribunal, department, bureau, commission, board, arbitrator, or panel of arbitrators.

“Law” means any statute, law, regulation, ordinance, executive order, Order, stipulation, injunction, administrative order, common law doctrine, or other regulation or rule of any Governmental Authority.

“Option Exercise” means the exercise of the option granted by Amazing Holding BV to SFXE Netherland Holdings B.V. pursuant to the Option Agreement, whereby SFXE Netherlands Holdings B.V. or its designated affiliate acquires ten thousand (10,000) shares of B2S Holding BV owned by Amazing Holding BV.

“Option Exercise Date” means the date of the Option Exercise.

“Order” means any award, injunction, judgment, decree, order, writ, determination, ruling, subpoena or verdict or other decision issued, promulgated or entered by any Governmental Authority of competent jurisdiction.

“Person” means any individual, trust, corporation, partnership, limited partnership, limited liability company or other business association or entity, or Governmental Authority.

“Regulation S” means Regulation S of the Securities Act.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Target Date” means February 17, 2014, as such date may be modified by mutual agreement of SFXE Netherlands Holdings B.V. and Amazing Holding BV.

“U.S. Person” has the meaning given to such term under Regulation S.

7.                                      Valid Issuance.  The Company hereby covenants that upon exercise of this Warrant any Shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the term of this Warrant have authorized and reserved, free from preemptive rights, a sufficient number of shares of the series of equity securities comprising the Shares to provide for the exercise of the rights represented by this Warrant.  If, at any time during the term of this Warrant, the number of authorized but unissued shares of such series of the Company’s equity securities shall not be sufficient to permit exercise in full of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of such series of the Company’s equity securities to such number of shares as shall be sufficient for such purposes.

8.                                      Representations and Warranties of Holder.  The Holder hereby represents and warrants to the Company as follows:

(a)                                 The Holder is acquiring this Warrant and the Shares to be acquired upon exercise of this Warrant (collectively, the “Securities”) for investment purposes only, for the Holder’s own account, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

(b)                                 The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Holder’s investment in the Securities.

(c)                                  The offer of the Securities to the Holder was not made by any public or general means or pursuant to any public or general solicitation.

(d)                                 The Holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e)                                  The Holder:

(i)                                           is not a U.S. Person, was not formed under the Laws of any United States jurisdiction, and was not formed for the purpose of investing in securities not registered under the Securities Act;

(ii)                                        is not acquiring the Securities for the account or on behalf of any U.S. Person;

(iii)                                     was outside the United States at the time the offer to acquire the Securities was received and as of the date hereof;

(iv)                                    is not acquiring the Securities for the purpose of sale or distribution in the United States in a manner that does not comply with the requirements of Regulation S;

(v)                                       acknowledges that the Securities bear a restrictive legend to the effect that the Company might, in order to approve removal of the restrictive legend from certificates evidencing the Securities, require from the Holder (A) certain written representations to indicate that a sale of the Securities was made in a transaction that complies with the provisions of Regulation S, pursuant to a registration of the Securities under the Securities Act, or pursuant to an exemption from the registration requirements of the Securities Act and (B) a legal opinion that removal of the legend is appropriate;

(vi)                                    acknowledges that the Securities are not permitted to be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act;

(vii)                                 has not made any pre-arrangement to transfer any of the Securities to a U.S. Person or to return any of the Securities to the United States securities markets (which includes short sales and hedging transactions in the United States within the periods restricted under Regulation S) and is not acquiring the Securities as part of any plan or scheme to evade the registration requirements of the Securities Act;

(viii)                              has not engaged in any “directed selling efforts” (as defined in Regulation S) in the United States regarding any of the Securities and has not engaged in any act intended to or that reasonably might have the effect of preconditioning the United States market for the resale of any of the Securities;

(ix)                                    is not a “distributor” (as defined in Regulation S) and is not an officer, Director, or “affiliate” (as that term is defined in Rule 405 under the Securities Act) of any of the Company or an “underwriter” or “dealer” (as such terms are defined in the federal securities Laws of the United States); and

(x)                                       does not have a short position in, or other hedged position with respect to, any of the Securities or any other securities in the Company.

(f)                                   The Holder is entitled to acquire the Securities under the Laws of all relevant jurisdictions that apply to the Holder and has fully observed such Laws and complied with all necessary formalities.

9.                                      Adjustment.  If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes or if the Company shall effect a reorganization in which the equity holders of the Company immediately before the transaction own immediately after the transaction a majority of the outstanding voting securities of the surviving entity or its parent, if any, the Shares shall thereafter be convertible into the kind and number of Shares or other securities or property of the Company or its successor or otherwise to which the Holder would have been entitled if immediately prior to such change the Holder had acquired the Shares.  If the Shares are subdivided or combined into a greater or smaller number of Shares, the Warrant Price under this Warrant shall be proportionately reduced in the case of subdivision of shares or proportionately increased in the case of combination of Shares in both cases by the ratio which the total number of Shares to be outstanding immediately after such event bears to the total number of Shares outstanding immediately prior to such event.

10.                               Fractional Shares.  In no event shall any fractional Share be issued upon any exercise of this Warrant.  If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 10, be entitled to receive a fractional Share, then the Company shall make a cash payment equal to the fair market value of one Share, as determined in good faith by the Board of Directors of the Company at such time multiplied by such fraction.

11.                               Certificate of Adjustment.  Whenever the Warrant Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Chief Executive Officer of the Company setting forth the Warrant Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

12.                               Amendment.  The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder of this Warrant.

13.                               Transfers; Lost, Mutilated Warrant.

(a)                                    Unregistered Security.  The holder of record hereof acknowledges that this Warrant and the Common Stock of the Company have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of (except for transfers to affiliates or transfers pursuant to Rule 144 promulgated under the Securities Act) this Warrant or any Common Stock issued upon its exercise or any Common Stock issued upon the conversion of such Common Stock in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Common Stock and registration or qualification of this Warrant or such Common Stock under any relevant U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.  Each certificate or other instrument for Common Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

(b)                                    Transferability.  Subject to the provisions of Section 13(a) hereof, this Warrant and all rights hereunder are transferable, in whole and not in part, by a Holder that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests, (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, or (iv) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company by the above-named holder of record in person or by a duly authorized attorney.  The Company may treat the holder of record of this Warrant as the absolute owner hereof for all purposes and shall not be affected by any notice (other than a properly executed assignment) to the contrary.

(c)                          In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

(d)                                            If requested by the lead managing underwriter in connection with an initial public offering of shares of the Common Stock pursuant to an effective registration statement under the Securities Act, unless expressly authorized to do so by the lead managing underwriter, the Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares issuable upon exercise of this Warrant without the prior written consent of such underwriter for such period of time, not to exceed one hundred eighty (180) days, from the effective date of such registration as the underwriters may specify; provided, however, that the Holder shall not be subject to such market stand-off obligation unless all of the Company’s directors and officers have entered into lock-up arrangements or market stand-off agreements with the managing underwriter. The underwriter may request such additional written agreements in furtherance of such stand-off in the form reasonably satisfactory to such underwriter. The Company may also impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said one hundred eighty (180) day period.

14.                               No Rights as Shareholders.  This Warrant does not entitle the Holder to any voting rights, information rights or other rights as a shareholder of the Company prior to the exercise hereof.  No dividends or interest shall be payable or accrued in connection with this Warrant or the interest represented hereby or the shares purchasable under this Warrant until and only to the extent that this Warrant has been exercised.

15.                               No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms.

16.                               Governing Law.  The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.

17.                               Successors and Assigns.  This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

18.                               Business Days.  If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Delaware, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

19.                               Notices.  All notices, reports and other communications required or permitted hereunder shall be in writing and may be delivered in accordance with the Subscription Agreement.

*****

IN WITNESS WHEREOF, the Company has caused this Warrant No. 10-2013 to be duly executed by its duly authorized officer on January 10, 2014.

SFX ENTERTAINMENT, INC.

By:	/s/ Richard Rosenstein
Name: Richard Rosenstein
Title: Chief Financial Officer

Acknowledged and agreed

as of January 10, 2014:

/s/ Jan Lok
Jan Lok

SIGNATURE PAGE TO WARRANT NO. 10-2013

EXHIBIT A

NOTICE OF EXERCISE FORM

(To be executed only upon exercise of the warrant)

The undersigned, registered owner of Warrant No.        dated as of                   ,            (the “Warrant”) of SFX Entertainment, Inc., a Delaware corporation (the “Company”), irrevocably exercises such Warrant for the purchase of                         (           ) shares of Common Stock of the Company, purchasable with the Warrant, in consideration for an aggregate warrant price of                              ($                ) all on the terms and conditions specified in the Warrant.

[or]

[The undersigned hereby elects irrevocably to convert its right to purchase              Shares of the Company under the Warrant for              Shares, as determined in accordance with the following formula:

Y(A-B)
X	=	A

Where,	X	=	The number of Shares to be issued to the Holder;
	Y	=	The number of Shares deemed purchased under the Warrant for which the Holder is not paying cash;
	A	=	The Fair Market Value of one Share which is equal to $ ; and
	B =		The Warrant Price which is equal to $ per share]

The undersigned requests that a certificate for such shares be registered as follows:

Name:

Address:

If the number of shares specified above is less than all the shares of Common Stock purchasable under the Warrant, the undersigned requests that a new warrant representing the remaining balance of such shares be registered as follows:

Name:

Address:

Date:

Signature of Registered Owner

Street Address

City	State	Zip

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of Warrant No.        of SFX Entertainment, Inc., a Delaware corporation, (the “Company”) dated as of                       ,        (the “Warrant”) hereby assigns and transfers unto the Assignee named below all the rights of the undersigned under this Warrant with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

The undersigned hereby irrevocably constitutes and appoints                                                                                              as attorney-in-fact to make such transfer on the books of the Company maintained for such purpose, with full power of substitution in the premises.

Dated:
Signature of Registered Owner

Witness